

Immunic THERAPEUTICS

Immunic Therapeutics

Developing Selective Oral Drugs in Immunology

NASDAQ: IMUX | August 2020

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA.

Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including IMU-838, IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; the potential for IMU-838 to safely and effectively target and treat relapsing-remitting multiple sclerosis or infections associated with coronavirus disease 2019 (COVID-19); the impact of future preclinical and clinical data on IMU-838 and the Company's other product candidates; the availability or efficacy of Immunic's potential treatment options for patients with relapsing-remitting multiple sclerosis or other conditions, if any, that may be supported by the Company's phase 2 EMPhASIS trial data discussed herein; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company; and the other risks set forth in the company's Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, filed with the Securities and Exchange Commission ("SEC").
Immunic has filed a registration statement, which has been declared effective, with the SEC for the offering to which this communication relates. Before you invest in the offering to which this communication relates, you should read the preliminary prospectus supplement and the accompanying prospectus, together with the information incorporated by reference therein, and other documents Immunic has filed (or will file) with the SEC for more complete information about Immunic and this offering. You may obtain these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement and the accompanying prospectus, when available, may be obtained from SVB Leerink LLC, Attention: Syndicate Department, One Federal Street, 37th Floor, Boston, MA, 02110, by email at syndicate@svbleerink.com, or by telephone at (800) 808-7525, ext. 6218; or Piper Sandler & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, by email at prospectus@psc.com, or by telephone at (800) 747-3924.

Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Our Vision

We are developing new therapies with best-in-class potential for the treatment of chronic inflammatory and autoimmune diseases.



Key Investment Highlights

Three potential best-in-class oral therapies

- IMU-838: **Successfully completed RRMS phase 2 study**; phase 2 studies in **three further indications** ongoing
- IMU-935: **Oral IL-17 inhibitor** with substantial potential
- IMU-856: Novel target – **potentially disease modifying** for gastrointestinal disorders

High value markets

- Autoimmune & immunology markets with **high unmet medical needs**
- **Large markets** for MS, UC and psoriasis
- **Additional potential for the treatment of COVID-19**

Experienced global management team

- Experienced management team with strong track record and over 90 years of combined leadership experience in the pharmaceutical and biotech industry
- Headquartered in New York with R&D operations in Gräfelfing near Munich, Germany

Strong balance sheet

- Expected cash runway beyond important value inflection points
- Cash and cash equivalents of USD 48.6 million (as of June 30, 2020)
- **Raised approximately USD 42.3 million in April and June 2020**

Leadership Team

Company is led by an experienced management team



Daniel Vitt, PhD
CEO & President of Immunic



Duane Nash, MD, JD, MBA
Executive Chairman



Andreas Muehler, MD, MBA
CMO



Hella Kohlhof, PhD
CSO



Manfred Groeppel, PhD
COO



Glenn Whaley, CPA
Vice President Finance, Principal Financial and Accounting Officer

Renowned international board of directors



Duane Nash, MD, JD, MBA
Executive Chairman



Daniel Vitt, PhD
CEO & President of Immunic



Tamar Howson, CFA
Independent Director



Barclay “Buck” A. Phillips
Independent Director



Joerg Neermann, PhD
LSP



Vincent Ossipow, PhD, CFA
Omega Funds



Jan Van den Bossche
Fund+

Development Pipeline

Program	Indication	Target	Preclinical	Phase 1	Phase 2	Phase 3
IMU-838	Multiple Sclerosis	DHODH				
	Ulcerative Colitis	DHODH				
	Crohn's Disease	DHODH				
	PSC	DHODH				Investigator-Sponsored Trial performed at Mayo Clinic / NIH
	COVID-19*	DHODH				
IMU-935	Psoriasis	RORγt				
	Orphan AI Diseases	RORγt				
IMU-856	GI	Intestinal Barrier Function				

■ Completed or ongoing ■ In preparation or planned

* Additional investigator-sponsored phase 2 clinical trial of IMU-838 in combination with oseltamivir in patients with moderate-to-severe COVID-19 ongoing in collaboration with the University Hospitals Coventry and Warwickshire NHS Trust, UK

IMU-838: Next Generation DHODH Inhibitor

Broad Therapeutic Potential Driven by Medical Needs

1. Relapsing-Remitting Multiple Sclerosis
2. Ulcerative Colitis
3. Primary Sclerosing Cholangitis
4. COVID-19

- IMU-838 is Intended to be a **selective once daily medication for RRMS patients** with a well-balanced combination of favorable safety and convenience profile with robust clinical activity
  - **No/low PML risk** expected
  - Delivered **best-in-class phase 2 top-line data** in RRMS study
  - Achieving new standard on safety, tolerability, pharmacokinetics and treatment compliance
- **First in class treatment for UC**
  - Safe chronic therapy potentially without virus reactivation
  - Synergistic effect with anti-TNF mAb expected
- Potential **first treatment option for PSC**
  - No drug approved so far for this indication
  - Would allow accelerated path to approval
- **Triple attack on coronaviruses** using host-based mechanism
  - Strong antiviral and immunomodulatory effects

| |

Mode of Action: DHODH Targeting Leads to Metabolic Stress in Metabolically Activated Cells



Lymphocyte
Activated Lymphocyte
"Stressed" Lymphocyte
Pharmacological Effects
Insufficient pyrimidine recycling
IMU-838
Disease related activation
Metabolically silent
DHODH not important
Activation of pyrimidine de novo synthesis
DHODH upregulation
Rate limiting step in pyrimidine synthesis
IMU-838 triggering:
pyrimidine pool depletion
Metabolic stress signal up
Hexim1 translocation
Block of transcriptional elongation
3 – 5 hours
Blocking of Th17/Th1 cytokines
Apoptotic gene transcript stabilization
3 days
Apoptosis

Adapted from Tan et al., 2016, Mol Cell 62

IMU-838 Binds to DHODH and Inhibits DHODH

- IMU-838 binds into the DHO and Ubiquinone binding pocket
- IMU-838 exhibits high species selectivity, most potent on human DHODH with IC50 of ~160 nM



WAT
ARG136
Vidofludimus
WAT
TYR147
TYR356
FMN
DHO



DHODH Inhibition
6000
5000
4000
3000
2000
1000
0
IC50 IN NM
human
monkey
ferret
rat
dog
hamster
mouse
DHODH DIFFERENT SPECIES
IMU-838
Teriflunomide

Left: Baumgartner et al., J. Med. Chem. 2006;49:1239-1247
Right: Immunic data

High Unmet Medical Need

Targeting Multiple Sclerosis

Treatment Compliance and Persistence are Important Considerations for Life-Long Diseases such as Multiple Sclerosis (MS)

MS Disease Course[1]



Preclinical phase
Relapsing-remitting phase
Secondary progressive phase
Brain volume
Clinical disability
Disease burden
MRI activity
? years
10-15 years
20 + years

Nonadherence or Nonpersistence of MS Treatments Can Lead to Greater Risk for Negative Clinical Outcomes[2]

- Real-life 12-months discontinuation rates of MS treatments

	USA[3]	Canada[4]
Fingolimod	26%	24%
Dimethyl fumarate	44%	30%
Teriflunomide	50%	25%
Natalizumab	N/A	29%

For a life-long disease, patients require easy, convenient and safe therapies that allow them to avoid treatment interruptions.

[1] Adapted from Fox RJ, Cohen JA: Multiple sclerosis: the importance of early recognition and treatment. Cleve Clin J of Med, 2001; 68:157–70
[2] Tan H, et al. Impact of adherence to disease-modifying therapies on clinical and economic outcomes among patients with multiple sclerosis. Adv Ther. 2011;28(1):51-61
[3] Johnson et al., J Manag Care Spec Pharm. 2017;23(8):844-52
[4] Duquette P, Yeung M, Mouallif S, Nakhaipour HR, Haddad P, Schecter R 2019 PLoS ONE 14(1): e0210417. https://doi.org/10.1371/journal.pone.0210417

Immunic THERAPEUTICS

The Global MS Drug Market was 22 Billion USD in 2016



1.1
0.8
0.5
1.9
0.5
4.0
1.4
2.3
2.0
3.1
4.2
US$22 billion
Dimethyl fumarate
Teriflunomide
Interferon-β1a (Avonex)
Natalizumab
Fingolimod
Glatiramer acetate
Alemtuzumab
Interferon-β1a (Rebif)
Peginterferon-β1a (Plegridy)
Interferon-β1b
Other

- Global market of MS drugs was USD 22 billion in 2016[1]
- Currently approved drugs include oral and injectable drugs
  - Early injectables
    - Interferons (e.g. Rebif®, Avonex®)
    - Glatiramer acetate
  - Oral drugs
    - Teriflunomide
    - Dimethyl fumarate
    - S1P modulators: Fingolimod, Siponimod, Ozanimod
  - High activity DMTs, infusions
    - Natalizumab
    - Ocrelizumab

[1] Westad, A., Venugopal, A. & Snyder, E. The multiple sclerosis market. Nature Reviews Drug Discovery 16, 675–676 (2017).

Current Treatment of Relapsing-Remitting Multiple Sclerosis (RRMS)

Escalation Treatment Approach in RRMS

Base Medications

Treatment-naïve Patients
Low-to-moderate disease activity

- Interferons
- Glatiramer acetate
- Dimethyl fumarate
- Teriflunomide

High MS Activity
On Treatment

Escalation Treatments

2nd/3rd Line Treatments
High disease activity

- Fingolimod
- Siponimod
- Natalizumab
- Alemtuzumab
- Ocrelizumab
- Cladribine

Consider risks of prolonged immune suppression

- Currently, there is no specific guidance on which therapies/medications are used in which sequence.
- Typically, treatments are escalated over time considering:
  - Persistent high MS disease activity under treatment with base medications (relapse(s), disability worsening, MRI lesions),
  - Risks of long-term immunosuppression,
  - Patient preferences or risks perceptions, and
  - Safety/tolerability aspects.

Currently unaddressed medical need:
Oral base medications for MS patients with balance of good safety/tolerability/convenience profile and robust clinical activity

Left: Adapted from F.1. F. Grand'Maison, Neural Regeneration Research, 2018, 13, 1871-1874

Immunic THERAPEUTICS

MS Therapies: Current Short-Comings

Injectables: IFN-β1 and glatiramer acetate

- Uncomfortable administration
- Side-effects: flulike (IFNβ1) and rash (glatiramer acetate)
- Modest anti-inflammatory effects
- Essentially no new-starts except for glatiramer acetate

Orals: S1Ps, fumarates

- Pre-testing: blood tests; EKG first-dose monitoring (fingolimod)
- Risk discussion: cardiac (S1Ps) PML – small but non-zero; no risk stratification (S1Ps)
- Less disability slowing than inflammation would suggest

Infusions: natalizumab, anti-CD20s

- Frequent infusions (natalizumab)
- Risk discussion: PML (natalizumab > anti-CD20s); infections (anti-CD20s)
- Very long pharmacodynamics – 3-6 months (natalizumab); 6-12 months (anti-CD20s)
- Less disability slowing than inflammation would suggest

Personal opinion of Robert Fox, MD, Staff Neurologist, Mellen Center for MS Vice Chair for Research, Neurological Inst. Professor of Neurology, Cleveland Clinic, Cleveland, Ohio, as presented at Immunic's R&D Day on May 19, 2020: https://www.immunic-therapeutics.com/wp-content/uploads/2020/05/20200519_Immunic_RnD_Day_Robert-Fox.pdf

Key Advantages of Targeting DHODH

DHODH target allows **selective targeting** of metabolically highly activated cells[1]

IMU-838 has shown **antiviral activity** which could prevent virus reactivation[2]



Aubagio® demonstrated good activity in **preventing disability progression**[4]

Other **DHODH inhibitors had no PML risk** due to antiviral effects[3]

[1] Klotz et al., Sci. Transl. Med. 11, eaao5563, 2019 [2] Marschall et al., Antiviral Res., 2013;10:640-648
[3] Chahin S and Berger JR. J. Neurovirol. 2015;21:623-631 [4] Confavreux C et al. Lancet Neurol. 2014;13:247–56

MS Opportunity

Aubagio® (teriflunomide) is currently the **only approved** DHODH inhibitor for MS

- Aubagio® is indicated for the treatment of relapsing forms of MS, to include clinically isolated syndrome, RRMS, and active secondary progressive disease, in adults
- The recommended dose of Aubagio® is 7 mg or 14 mg orally once daily. Aubagio® can be taken with or without food.
- IMU-838 has the potential to be the safe and easy-to-use oral treatment-of-choice for RRMS due to its safety and pharmacokinetics profile[2]



Global Sales Aubagio® in MS[1]
Worldwide Sales (in € B)
2
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
2013
2014
2015
2016
2017
2018
2019

[1] Sanofi Annual Reports, https://www.sanofi.com/-/media/Project/One-Sanofi-Web/Websites/Global/Sanofi-COM/Home/en/investors/docs/press-releases/Q42018results.pdf?la=en&hash=9E677FE77C61BB895BCC44A229407ED8
[2] Muehler et al., ECTRIMS 2019, Abstract A-1026-0031-00242

IMU-838: Second Generation, Highly Selective DHODH Inhibitor With Distinct Chemical Structure

- **Aubagio® hits off targets**, e.g. protein kinases EGFR and Aurora A[1,2], leading to off-target toxicities[3]
- Aubagio® has a half-life of about 18 to 19 days in humans[3-6]; wash-out takes more than six months → emergency treatment discontinuations require 11-day accelerated washout procedure[5]
- Frequent screening required (black box warning for hepatotoxicity)[4]

teriflunomide (Aubagio®)



H_3C
OH
O
NH
N
F_3C

- **IMU-838** (vidofludimus calcium) and leflunomide/teriflunomide are **structurally unrelated**
- Immunic has carefully monitored all liver events throughout the entire IMU-838 development program
- **To date, no signal has been observed for hepatoxicity anywhere in the entire IMU-838 development program**

vidofludimus* (IMU-838)



COOH
F
H
N
O
CH_3
O

[1] Büttner R, et al. Blood 130 (suppl 1): 4426 abstract, 2017 [2] Cada DJ, et al. Hosp Pharm, 2013;48:231-240 [3] O'Connor et al, NEJM 365: supplementary appendix, 2011
[4] Summary of Product Characteristics Aubagio® [5] FDA CDER Medical Review Teriflunomide, 2012 [6] O'Connor et al, NEJM, 2011;365:1293-1303[5] More information available at: https://www.aubagiohcp.com/content/pdf/drug_elimination_guide.pdf
* Vidofludimus is the active moiety of IMU-838.

Immunic THERAPEUTICS

Teriflunomide Has a Safety and Tolerability Profile Not Expected From Selective DHODH Inhibition

Adverse Event	Aubagio® 14 mg (n=1002)	Aubagio® 7 mg (n=1045)	Placebo (n=997)
Headache	16%	18%	15%
ALT increased	15%	13%	9%
Diarrhea	14%	13%	8%
Alopecia	13%	10%	5%
Nausea	11%	8%	7%



Mean lymphocyte counts
Lymphocytes mean ± SE (10⁹/L)
2.5
2.0
1.5
1.0
0.5
AUBAGIO 14 mg
Placebo
LLN
Weeks: 0 12 24 36 48
No. of patients:
1001 826 818 774 688
992 845 848 799 700
Mean neutrophil counts
Neutrophils mean ± SE (10⁹/L)
5.0
4.5
4.0
3.5
3.0
2.5
2.0
AUBAGIO 14 mg
Placebo
LLN
Weeks: 0 12 24 36 48
No. of patients:
1001 826 818 774 687
992 845 847 799 699

[1] Aubagio® (teriflunomide) Prescribing Information US FDA. Medical Review for teriflunomide. August 25, 2012
[2] O'Connor et al, NEJM 365: supplementary appendix, 2011

Immunic THERAPEUTICS

Off-Target Effects: Kinase Inhibition by Teriflunomide



Teriflunomide is not purely selective for DHODH, it also inhibits kinases such as PDGFR, Aurora A, FYN, LCK, JAK3, PIM and EGFR

Most common adverse events of EGFR inhibitors: skin disorders, diarrhea, and elevated liver enzymes. Rare cases of interstitial lung disease are also observed



Teriflunomide trough level
PIM
Aurora A
JAK3
LCK
FYN
PDGFR
EGFR
0
30
60
90
120
150
180
IC50 in µM

Mean trough level for teriflunomide 7 mg was taken from Clinical Pharmacology Biopharmaceutics Review, Teriflunomide (FDA)

Mattar u. a., "Inhibition of the Epidermal Growth Factor Receptor Tyrosine Kinase Activity by Leflunomide". Xiulong Xu, Jikun Shen, Julian W Mall, Jonathan A Myers, Wanyun Huang, Leonard Blinder, Theodore J Saclarides, James W Williams, Anita S-F Chong, In vitro and in vivo antitumor activity of a novel immunomodulatory drug, leflunomide: Mechanisms of action, Biochemical Pharmacology, Volume 58, Issue 9, 1999, Pages 1405-1413, ISSN 0006-2952, https://doi.org/10.1016/S0006-2952(99)00228-2. Manna und Aggarwal, "Immunosuppressive Leflunomide Metabolite (A77 1726) Blocks TNF-Dependent Nuclear Factor-KB Activation and Gene Expression". Manna und Aggarwal, „Immunosuppressive Leflunomide Metabolite (A77 1726) Blocks TNF-Dependent Nuclear Factor-KB Activation and Gene Expression".
Siemasko u. a., "Inhibition of JAK3 and STAT6 Tyrosine Phosphorylation by the Immunosuppressive Drug Leflunomide Leads to a Block in IgG1 Production". "Leflunomide Inhibits c-Myc Signaling and Impairs Myeloma Cell Growth
Ralf Buettner, Corey James Morales, Enrico Caserta, Domenico Viola, Joycelynne M. Palmer, Xiwei Wu, Nagarajan Vaidehi, Hongzhi Li, Tim Synold, Amrita Krishnan, Flavia Pichiorri, Michael Rosenzweig and Steven T. Rosen, "Leflunomide Inhibits c-Myc Signaling and Impairs Myeloma Cell Growth; Ralf Buettner, Corey James Morales, Enrico Caserta, Domenico Viola, Joycelynne M. Palmer, Xiwei Wu, Nagarajan Vaidehi, Hongzhi Li, Tim Synold, Amrita Krishnan, Flavia Pichiorri, Michael Rosenzweig and Steven T. Rosen"

Immunic THERAPEUTICS

Despite many therapies approved (and nearing approval) for relapsing forms of MS, there remains ample opportunity for a …

- **safe**
- **oral**
- **well-tolerated**
- **moderately-effective anti-inflammatory, with**
- neuroprotective properties beyond what would be expected by reducing inflammation.

IMU-838: Target Profile in Relapsing-Remitting Multiple Sclerosis

IMU-838 is Intended to be a Selective Once Daily Medication for RRMS Patients With a Well-Balanced Combination of Favorable Safety and Convenience Profile with Robust Clinical Activity

For Patient

- Convenient safety profile of an oral drug without adverse events disturbing social activities
- No/low PML risk
- Long treatment duration through less risk for discontinuation, high patient compliance

For Neurologist

- Robust clinical activity
- Easy on- and off-dosing
- Few monitoring requirements for treating neurologists
- No black box warning for hepatotoxicity

Phase 2 Top-Line Data EMPhASIS Trial

IMU-838 in Relapsing-Remitting Multiple Sclerosis (RRMS)

EMPhASIS: Phase 2 Study Overview in RRMS



Coordinating Investigator

Robert Fox (Cleveland Clinic)

Population: RRMS With Relevant Disease Activity

- Male or female (18 ≥ age ≤ 55)
- RRMS diagnosis (Revised McDonald criteria 2017)
- Evidence of disease activity based on relapse and MRI criteria
- Baseline EDSS: 0 ≥ EDSS ≤ 4.0
- Performed in Central and Eastern Europe

Blinded Treatment Period

- Parallel group design with placebo control
- Overall blinded treatment period of 24 weeks
- MRI every six weeks

Extended Treatment Period

- Up to 9.5 years
- Extension study to observe long-term safety

www.clinicaltrials.gov: NCT03846219

EMPhASIS: Phase 2 Trial Design in RRMS



Screening up to 28 days[a]
Main treatment period 24 weeks
Extended treatment period up to 9.5 years (optional)
Blinded
Unblinded
30 mg IMU-838
EoMT
30 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
R
45 mg IMU-838
EoMT
45 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
EoS
Scr. exam.
BL MRI
Placebo
EoMT
R
30 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
45 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
D-28 -9
D-14 -3
D0
W24/EoMT End of main part 1°analysis
At time of final analysis of main part Visits every 12 weeks
W516/EoT
EoS (EoT+30d)

a) Can be interrupted/extended, if the baseline MRI must be repeated due to poor quality (to be done as soon as possible). If results of the central MRI assessment are not available in time for randomization, the screening period can be extended by up to 7 days, if needed.
b) After unblinding of the main treatment period, the investigator can decide with the patient if and at which dose the treatment will be continued.
BL = baseline; exam. = examination; D = day; EoMT = end of main treatment; EoS = end of trial; EoT = end of treatment; MRI = magnetic resonance imaging; R = randomization; Scr. = screening; W = week

Patient Disposition and Treatment Discontinuations



Randomized Patients
N=210
Not Dosed
N=1
Placebo
N=69
30 mg IMU-838
N=71
45 mg IMU-838
N=69
Discontinued
N=5
Discontinued
N=3
Discontinued
N=4
Completed Week 24
N=64
Completed Week 24
N=68
Completed Week 24
N=65

Well Balanced Patient Population Across Treatment Groups:

		Placebo	30 mg IMU-838	45 mg IMU-838
Sex	Male	33%	44%	28%
	Female	67%	56%	72%
Age	≤ 40 yrs.	65%	62%	65%
	> 40 yrs.	35%	38%	35%
EDSS Baseline	≤ 2.5	48%	55%	59%
	> 2.5	52%	45%	41%
Prior MS Therapy	No	74%	72%	70%
	Yes	26%	28%	30%
Duration of Disease	≤ 4 yrs.	54%	52%	54%
	> 4 yrs.	46%	48%	46%
Relapses Last 24 Months	< 2	51%	45%	51%
	≥ 2	49%	55%	49%

Primary and Key Secondary Efficacy Endpoints

Key Study Endpoints

To evaluate the efficacy of IMU-838 as compared to placebo based on the **cumulative number of new combined unique active lesions up to Week 24**

- **Primary endpoint: 45 mg IMU-838 vs. placebo**
- **Key secondary endpoint: 30 mg IMU-838 vs. placebo**

Combined Unique Active (CUA) Lesions

Sum of the number of all new Gd-enhanced (Gd+) lesions on T1-weighted magnetic resonance imaging (MRI) and the number of all new or substantially enlarged lesions on T2-weighted MRI (non-enhancing on T1-weighted MRI), avoiding double counting.

All MRI Scans Were Assessed Centrally by an Independent MRI Reading Center Only



Baseline
Blinded Treatment
Baseline
W6
W12
W18
W24

Phase 2 Top-Line Data EMPhASIS Trial

Efficacy

EMPhASIS Trial NCT03846219

Primary and Key Secondary Endpoints Met With High Statistical Significance

Study Met Primary and Key Secondary Endpoints

High Statistical Significance and Robust Results Regarding Suppression of CUA MRI Lesions

		Analysis Set	IMU-838	Placebo	Suppression of CUA MRI Lesions IMU-838 vs. Placebo	p-value (1-sided)
Primary Endpoint	45 mg IMU-838 vs. Placebo	Full Analysis Set*	N=69	N=69	**62%**	**0.0002**
Key Secondary Endpoint	30 mg IMU-838 vs. Placebo	Full Analysis Set*	N=71		**70%**	**<0.0001**

CUA MRI Lesions: combined unique active magnetic resonance imaging lesions. Sum of the number of all new Gadolinium-enhanced lesions on T1-weighted magnetic resonance imaging (MRI) and the number of all new or substantially enlarged lesions on T2-weighted MRI (non-enhancing on T1-weighted MRI), avoiding double counting.

*The Full Analysis set is the primary statistical analysis set as recommended as intent-to-treat (ITT) analysis by regulatory guidance. As per the pre-defined statistical analysis plan, it contains the data of all randomized patients who received at least one dose of IMP, analysis of all data as randomized and includes imputation of missing values.

Study Meets All Primary and Key Secondary Endpoints


% of placebo
IMU-838
p = 0.0002
p < 0.0001
120
100
80
60
40
20
0
70%
reduction
62%
reduction
Placebo
30 mg/day
45 mg/day

Suppression of cumulated unique active (CUA) MRI Lesions
IMU-838 versus Placebo over 24 weeks

Conclusions Regarding Efficacy

- **Primary and key secondary endpoints met** with high statistical significance
- All other secondary endpoints, including those based on other MRI parameters and on clinical endpoints such as relapse event, also provided a noticeable signal and numerical benefit for the IMU-838 treatment groups, as compared to placebo
- Data on inhibition of MRI lesions encouraging
- IMU-838 data on suppression of MRI activity compares favorably to other first-line and oral medications in RRMS

Phase 2 Top-Line Data EMPhASIS Trial

Safety

Overall Rate of Patients With Treatment Emergent Adverse Events

Treatment Group	Number of TEAE	Number of Patients with TEAE
30 mg IMU-838	70	32/71 (45.1%)
45 mg IMU-838	59	28/69 (40.6%)
Placebo	62	30/69 (43.5%)

There were 3 patients with serious treatment-emergent adverse events (SAE) in this trial:

- Placebo: Squamous cell carcinoma of the cervix
- 30 mg: open fracture, ureterolithiasis/tubulointerstitial nephritis
- 45 mg: no treatment-emergent SAE reported

There were no on-study deaths in this trial.

TEAE: treatment-emergent adverse event

Reasons for Treatment Discontinuations due to Adverse Events

Treatment Discontinuation Before Week 24 (all dosed patients until end of blinded treatment)		
Placebo	7.2 %	5/69
All IMU-838	5.0 %	7/140
30 mg IMU-838	4.2 %	3/71
45 mg IMU-838	5.8 %	4/69

Reasons for Treatment Discontinuation Before Week 24	Placebo (N=69)	30 mg IMU-838 (N=71)	45 mg IMU-838 (N=69)
Number of patients discontinued treatment related to adverse events (investigator decision due to AE, or fulfilling study stopping rules for hepatic events)	N=3	N=0	N=2
Number of events leading to discontinuations	4	N/A	3

Events leading to treatment discontinuations

Placebo

- N=2 liver enzyme elevations
- N=1 cervix carcinoma
- N=1 hematuria

30 mg IMU-838

- No events

45 mg IMU-838

- N=2 liver enzyme elevations
- N=1 rash

Previous COMPONENT* Trial of Vidofludimus

Incidence of Liver Events[1]		
Liver Event TEAE By Preferred Term	Vidofludimus 35 mg n = 122	Placebo n = 119
Biliary Colic	0 (0.0%)	1 (0.8%)
Hepatic Pain	0 (0.0%)	1 (0.8%)
Hepatic Steatosis	0 (0.0%)	1 (0.8%)
Hepatocellular Injury	1 (0.8%)	0 (0.0%)
g-Glutamyl Transferease Increased	1 (0.8%)	1 (0.8%)
Alanine Aminotransferase Increased	0 (0.0%)	1 (0.8%)
Hepatic Enzyme Increased	0 (0.0%)	1 (0.8%)
Patients with Liver Events (%)	**2 (1.6%)**	**6 (5.0%)**

Vidofludimus is the active moiety of IMU-838. TEAE: treatment emergent adverse events

*The COMPONENT trial was a randomized, double blind, placebo-controlled, parallel group, multicenter phase 2 clinical trial to assess the safety and efficacy of vidofludimus in combination with methotrexate (MTX) in patients with rheumatoid arthritis (RA) who were not responding sufficiently to MTX monotherapy.

[1] Muehler A, Kohlhof H, Groeppel M, Vitt D. The Selective Oral Immunomodulator Vidofludimus in Patients with Active Rheumatoid Arthritis: Safety Results from the COMPONENT Study. Drugs R D. 2019;19(4):351-366.

EMPhASIS Trial: Detailed Assessment of Liver Events (1): Overall Rate of Liver and Renal Events

There Was No Increase in Liver or Renal Events for the Pooled IMU-838 Treatment Arms Versus Placebo During Blinded Treatment Period

Treatment Group	Rate of Patients With Treatment-Emergent Adverse Events (TEAE)	
	With any TEA fulfilling predefined criteria as liver event	With any TEA fulfilling predefined criteria as renal event
IMU-838	4.3% (6/140)	2.1% (3/140)
Placebo	4.3% (3/69)	1.4% (1/69)

TEAE: treatment-emergent adverse events
Renal events are TEAE with predetermined adverse event preferred terms related to renal function from MedRA Systems Organ Classes 'Renal and urinary disorder' or 'Investigations'.
Liver events are TEAE with predetermined adverse event preferred terms related to liver function from MedRA Systems Organ Classes 'Investigations' or 'Hepatobiliary disorders'.

EMPhASIS Trial: Detailed Assessment of Liver Events (2) Liver Enzyme Elevations

Very few cases of increases of alanine aminotransferase increases (ALT) or aspartate aminotransferase (AST) above the different thresholds of upper limit of normal (ULN)

- Such cases are comparable between IMU-838 treatments arms and placebo

Liver Enzyme Elevations

	30 mg IMU-838	45 mg IMU-838	Placebo
Number of Patients Evaluated	71	69	69
ALT or AST >5xULN	0 (0%)	1 (1.4%)	2 (2.9%)
ALT or AST >10xULN	0 (0%)	1 (1.4%)	1 (1.4%)
ALT or AST >15xULN	0 (0%)	0 (0%)	0 (0%)

ULN: upper limit normal

Immunic THERAPEUTICS

EMPhASIS Trial: Detailed Assessment of Liver Events (3) Hy's Law Assessment

Hy's Law Assessment



Hyperbilirubinemia
Hy's Law Range
2xULN
3xULN
Normal range
Peak BILI [xULN]
Peak ALT [xULN]
10
1
0.1
0.01
0.01
0.1
1
10
Treatment group
45 mg IMU-838
30 mg IMU-838
Placebo

Very few cases of increases of alanine aminotransferase (ALT) above 3xULN, or bilirubin (BILI) >2x ULN:

- Such cases are comparable between IMU-838 treatment arms and placebo
- There are no Hy's Law cases with concurrent increases of ALT and BILI (there are no such cases in the entire development program of IMU-838)

No signal for hepatoxicity has been observed anywhere in the entire IMU-838 development program, including in the EMPhASIS trial.

Immunic THERAPEUTICS

Conclusions Regarding Safety

- Consistent with prior data sets in other patient populations, administration of IMU-838 in this trial was observed to be well-tolerated, thereby also providing further evidence of a favorable safety profile of IMU-838 in the RRMS patient population.
  - In general, safety profile is similar to placebo group
- Very low rate of treatment discontinuations
  - IMU-838 discontinuation rate compares favorably to many other medications in RRMS
- Favorable safety profile of IMU-838 observed
  - No increase in liver and renal events, as compared to placebo
  - No signal for any hepatotoxicity or elevations of liver enzymes

EMPhASIS: Status Quo and Outlook

Available Top-Line Data Announced Today



1. Analysis of the full EMPhASIS data is ongoing and is intended to be presented at the joint **ACTRIMS-ECTRIMS scientific meeting on September 11 to 13, 2020**

2. **More detailed safety data** (in particular, diarrhea, alopecia, neutropenia) are not yet available, however such events, based on the blinded safety monitoring during the trial, were very rare and no other conclusions are expected as known from already established safety profile

3. Immunic now **continuing preparations for clinical phase 3 program**

4. Immunic intends to give more guidance on next step for the phase 3 program once the full data is available and discussions with experts as well as regulatory authorities have been completed

EMPhASIS: Summary

Positive Clinical Activity Data Achieved and Unique Safety Properties of IMU-838 Further Support Potential as Best-in-Class Drug Candidate



1. IMU-838 showed compelling clinical activity in this phase 2 trial
2. Unique safety properties compared with current RRMS treatment options
3. We believe it would allow for a safe and easy-to-use treatment option of early RRMS in patients with mild-to-moderate disease activity
4. Preparations of phase 3 program ongoing

IMU-838 Fighting COVID-19

Leveraging DHODH's Broad-Spectrum Antiviral Activity

IMU-838: Triple Attack on COVID-19

IMU-838 is an advanced clinical drug candidate with attractive pharmacokinetic, safety and tolerability profile with more than **650 individuals exposed to date**



IMU-838 attacks COVID-19 disease by three complementary mechanisms:

1. Inhibition of **virus replication** by depletion of nucleotide pool
2. Insufficient first immune response due to SARS-CoV-2 encoded interferon antagonists. Induction of **innate immune response** by DHODH inhibition independent of interferon signaling
3. Excessive activation of adaptive immune response – "cytokine storm". Inhibition of "overreacting", **cytokine high** producing immune cells

IMU-838: Activity Against SARS-CoV-2 and Other Viruses



- IMU-838 is active against SARS-CoV-2
- IMU-838 has shown broad-spectrum antiviral activity against different pathogenic viruses with EC_{50} values in single digit µM range


IMU-838
HCV
hCMV
SARS-CoV-2
Arenavirus
HIV

Summary of Rationale for IMU-838 in COVID-19

- **Triple mode of action:** orally available DHODH inhibitor with both, antiviral and anti-inflammatory effects plus activation of innate immune response
- **Host-based mechanism:** avoids dependence on specific viral proteins and, therefore, offers broad-spectrum antiviral activity



Uninfected Normal Cell
Virus infection
Metabolically silent
DHODH not important
Virus Infected Cell
Insufficient pyrimidine recycling
Viral replication starts
Pyrimidine de novo synthesis activated
DHODH
Block of Pyrimidine *de novo* Synthesis
IMU-838
DHODH inhibition
DHODH block
Pyrimidine pool
Metabolic stress
Antiviral Effects
Lack of nucleotides Block of viral mRNA synthesis Block of genomic virus RNA
Innate Immunity Independent of Interferon
Inhibition of virus replication
Plus attack by innate immunity

IMU-838: SARS-CoV-2 Preclinical Testing

Collaboration partners in Germany and the United States


Utah State University
Dr. Julander
University of Chicago
Dr. Millis
Retrovirox, San Diego
University of Würzburg
Dr. Bodem
University of Erlangen
Dr. Marschall
Bundeswehr Institute of Microbiology, Munich
Dr. Bugert
University of Freiburg
Drs. Ruzsics and Fuchs

A549-ACE2


SARS-CoV-2
Viral load inhibition (%)
10^2
10^1
10^0
10^-1
DMSO
IMU-838
(10 µM)

→ IMU-838 demonstrated inhibition of SARS-CoV-2 replication

A549-ACE2 cells (human lung epithelial cells, overexpressing ACE2 receptor)

- Virus RNA reduction – RT-qPCR
- $EC_{99.9}$ ~10 µM

Vero76 (monkey kidney)

- Cytopathic effect – EC_{50} 5.7 µM
- Virus yield reduction – EC_{90} 7 µM

VeroE4 cells (monkey kidney)

- Virus RNA reduction – RT-qPCR
- EC_{90} < 10 µM

→ Further testing ongoing in Huh7 (liver) and CaCo2 (colon) cells

Anticipated Pharmacokinetic Profile 22.5 mg BID 14-day Treatment in Phase 2 IMU-838 in COVID-19 Patients



SARS-CoV-2
IMU-838 (µM)
25
20
15
10
5
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Time (days)
$EC_{99.9}$
EC_{50}

Proposed dosing regimen ensures that therapeutic levels of IMU-838 are reached starting from first dose

Based on Population Pharmacokinetic Model for IMU-838 as described in the following publication: Muehler et al. Eur J Drug Metab Pharmacokinet. 2020 May 2. doi: 10.1007/s13318-020-00623-7

CALVID-1: Phase 2 Clinical Trial Design in COVID-19

Prospective, multicenter, randomized, placebo-controlled, double-blind phase 2 clinical trial

Eligible patients → randomization

Active:
2 × 22.5 mg IMU-838/day + investigator's choice of standard-of-care therapy

14 days treatment

Control:
2 × placebo/day + investigator's choice of standard-of-care therapy

- n = 230 patients
- First patient enrolled in June 2020
- About 10-35 clinical sites in the United States and Europe



Coordinating Investigator:
Neera Ahuja, MD (Stanford University)

www.clinicaltrials.gov: NCT04379271

IMU-838 in Inflammatory Bowel Disease (IBD)

New Oral Treatment Option with Promising Safety Profile

IBD: Therapeutic Pyramid


Severity of Disease
Severe
Moderate
Mild
Surgery
TNFa-mABs
Vedolizumab
Selective
Immunomodulators
IMU-838
Traditional Immunomodulators
Corticosteroids
Budesonide
Aminosalicylates, Antibiotics

Current solutions have limitations

- Substantial side effects due to long-term use includes increased rate of cancer risk and virus reactivation of currently used immunosuppressants[1] [2] [3]
- Antibodies lose activity over time[4]

[1] Present, Daniel H., et al. Annals of internal medicine 1989; 111.8: 641-649 [2] Dayharsh, Gerald A., et al. Gastroenterology 2002; 122.1: 72-77
[3] Winthrop, Kevin L., et al. Arthritis & rheumatology 2014; 66.10: 2675-2684 [4] Roda, Giulia, et al. Clinical and translational gastroenterology 2017; 7.1: e135

IMU-838: Key Strengths That Address Limitation of Existing Therapies in IBD

Oral effective treatment option that can be prescribed for a large number of IBD patients

- **No clinical evidence of increased rate of viral re-activations** – in-vitro data of direct antiviral effect
- Small molecule with low production costs
- Mode of action may provide a new treatment option for patients failing other therapies in IBD
- Once daily oral drug intake – beneficial for patients and could improve compliance
- Selective effect towards metabolically activated inflammatory cells

ENTRANCE Study: Primary Efficacy Results

ENTRANCE Study:[1]

- Study performed with active moiety vidofludimus
- All patients failed two attempts to taper down steroids
- Open-label, dosing of 35 mg vidofludimus qd
- Primary efficacy endpoint: steroid-free/steroid-reduced remission (week 12)


Number of Patients
25
20
15
10
5
0
26
mITT[2]
88.5%
Total Response
14
Complete
Responders
(53.9%)
9
Partial
Responders
(34.6%)
3
Non-
Responders
(11.5%)
Week 1: 26.5 (± 8.0) mg[3]
Week 12: 1.0 (± 2.8) mg[3]

IMU-838 had response rates of: 85.7 % in Crohn's disease

91.7 % in ulcerative colitis

[1] Herrlinger et.al., 2011, Gastroenterology 140:588
[2] mITT: modified intent to treat
[3] Mean dose of steroid equivalent in mg per day

CALDOSE-1: Clinical Phase 2 in UC Ongoing



Coordinating investigator:
Dr. Geert d'Haens
(AMC Amsterdam)

Active IND in the United States

Overall number of patients:
240

Currently more than 65 active sites in 9 countries:
USA, Western, Central and Eastern Europe

Patient population:

- Male and female patients, aged 18 to 80 years
- Previous treatment failure with immuno-modulators, steroids or biologicals
- Active symptoms defined as a Mayo stool frequency score of ≥2 and a modified Mayo endoscopy subscore of ≥2 at the screening flexible sigmoidoscopy (independent central reader)

Primary endpoint:
Proportion of patients with symptomatic remission and endoscopic healing at week 10

Timelines:
Study started in April 2018
Currently estimated to deliver top-line data end of 2021

www.clinicaltrials.gov: NCT03341962

CALDOSE-1: Phase 2 Trial Design in UC



Induction Phase
Maintenance Phase
R
Placebo (n=60)
10 mg IMU-838 qd (n=60)
30 mg IMU-838 qd (n=60)
45 mg IMU-838 qd (n=60)
Patients with symptomatic remission at weeks 10 or 22
R
Placebo (n=60)
10 mg IMU-838 qd
30 mg IMU-838 qd
Optional open-label extension period to obtain long-term safety: up to 9 years
10 weeks
Until UC relapse or termination
Patient number required: n = 240
Final analysis induction phase after 10 weeks
Final analysis maintenance phase after 50 weeks

R = randomization

CALDOSE-1: Interim Analysis Established Potentially Broad Effective Dose Range

- Performed by an unblinded data review committee (DRC) in August 2019
- Analysis based on all available clinical, endoscopic, biomarker, PD, and safety data

1 Main Treatment Period

- Doses of 10 to 45 mg may be effective in UC

2 Interim analysis confirmed the good safety profile

- No intolerable dose identified
- No safety signal observed



The interim analysis supported that IMU-838 is a safe oral medication in patients with UC with a broad therapeutic index.

IMU-838 in Primary Sclerosing Cholangitis (PSC)

Investigator-Sponsored Trial Performed at the Mayo Clinic

IMU-838: Phase 2 Proof-of-Concept Study in PSC



Principal Investigator

Elizabeth Carey, MD (Mayo Clinic)

Timelines

- Study Started in August 2019
- Currently about half of the patients enrolled
- Results expected in early 2021
- If successful, this indication may allow an accelerated path to regulatory approval

Rare progressive liver disease without approved pharmaceutical treatments

Investigator-Sponsored Trial in Patients with PSC

- Single-arm, open-label, exploratory study planning to enroll 30 patients, aged 18 to 75 years
- Conducted at two Mayo Clinic sites in Arizona and Minnesota
- Supported by NIH grant
- Immunic provides the study medication to clinical sites
- Dosing: 30 mg IMU-838 qd for up to six months
- Primary endpoint: **change in serum alkaline phosphatase (ALP) at six months compared to baseline**

www.clinicaltrials.gov: NCT03722576

IMU-838 in PSC: Study Flow Chart

Enrollment

Lead-in dosing
15 mg
1 week

Treatment
30 mg
(6 month)

Patient benefit?

yes

End of study
Move to single patient IND

no

End of study
Resume standard care

Inclusion Criteria

Male or female subject aged 18 to 75 years

Diagnosis of PSC consistent with the guidelines published by the AASLD.

All subjects must have an elevated serum ALP of at least 1.5 times upper limit of normal (ULN) at baseline plus cholangiographic evidence of PSC (MRI, endoscopic retrograde cholangiography, or direct cholangiography).

IP Position of IMU-838: Several Layers of IP



IMU-838 is protected by several layers of patents

Patent on the specific salt form and pharmaceutical composition of IMU-838, granted in the US, EU and other key markets – expires in 2031

New patent filed in 2018 on the specific polymorph of IMU-838 used in current studies

New dosing regimen, which was developed during phase 1 testing – protecting the applied dosing scheme of all ongoing and planned phase 2 studies – new patent application filed in 2017

IMU-935

Unique RORγt Inverse Agonist

Autoimmune Diseases and IMU-935

IL-17 in Autoimmune Diseases

- Autoimmune diseases are frequent diseases affecting millions of patients worldwide[1]
- Th17/IL-17/RORγt axis is important in auto immunity related diseases[2]
- Antibodies targeting this axis successfully demonstrated this concept but bear the disadvantage of being a non-oral drug[2]

Goal

- Develop an orally available and potent IL-17 inhibitor for the safe and efficacious treatment of autoimmune diseases
- Small molecule inhibitor of RORγt functions in autoimmune disease state without affecting physiological functions of RORγt

Unmet Need in Psoriasis Care



High
Efficacy
Low
IL-17 antibodies
IL-12/IL-23 inhibitors
TNFα inhibitors
UNMET MEDICAL NEED Adressable area for next-generation oral medications
PDE4 inhibitor
Immuno-suppressants
Low
Safety/Tolerability
High

Strong Medical Need for Oral IL-17 Pathway Inhibitors such as IMU-935

[1] Rose, Noel R. American journal of epidemiology 2016; 183.5: 403-406
[2] Fasching, Patrizia, et al. Molecules 2017 22.1: 134

IMU-935: Cytokine Inhibition in Low Nanomolar Range

Effect of the development compound IM105935 (IMU-935) in stimulated human PBMCs

→ Inhibition of RORγ (20 nM) and DHODH (240 nM) leads to synergistical inhibition of cytokines with IC_{50} of 3-5 nM in stimulated human lymphocytes

	IC_{50} (µM)
IL-17A	0.005
IL-17F	0.004
IFNγ	0.003
IL-1a and b	no inhibition
IL-4,5,6,8	no inhibition
RORγ (MST)	0.024
RORγ (cellular, reporter assay)	0.020
DHODH	0.240
Th17 differentiation (murine)	150 nM

Read-out: effect on cytokine production after 48 hours in PBMCs



Resolution 2.6 A of a closely related derivative compound binds to hydroxycholesterol binding site of RORγ

Immunic THERAPEUTICS

IMU-935 Maintains Normal Thymocyte Maturation and Retains Basal Activity of RORγt


DN
CD4-
CD8-
Thymocyte maturation
DP
CD4+
CD8+
DN
CD4-
CD8-
Normal thymocyte maturation
DP
CD4+
CD8+
No risk for thymoma

Method

- Sorted murine DN thymocytes were cultured on OP9-DL4 fibroblasts with mouse IL-7 for 72 hours and treated in parallel with IMU-935

Result

- IMU-935 allows normal thymocyte maturation from DN towards matured CD4+ thymocytes (CD4+ and CD4+/CD8+)


50
40
30
20
10
0
CD4+ (%)
0 nM/DMSO
3 nM
30 nM
300 nM

IMU-935: Phase 1 Study Performed in Australia


1

- Double-blind, placebo-controlled clinical phase 1 study performed by Immunic subsidiary in Australia
- Availability of experienced early phase CROs and phase 1 units
  - CMAX phase 1 Unit (Adelaide/SA)
  - Avance Clinical CRO (Adelaide/SA)
- Started in September 2019
- Phase 1 study performed in three parts
  - Part A: Single ascending dose (SAD) study in healthy volunteers
  - Bart B: 14-day multiple ascending dose (MAD) study in healthy volunteers
  - Part C: 4-week safety study in psoriasis patients

IMU-935: Pharmacokinetic Results of Single Ascending Dose Cohorts 1-5 Predictable Dose-Linear Pharmacokinetics

Plasma Concentration (ng/mL)



200
175
150
125
100
75
50
25
0
0
12
24
Serum half life: 24-27 hours
t-max: 1.3-1.8 hours
Cohort 1 – 25 mg (n=6)
Cohort 2 (Period 1 – Fast) – 50 mg – (n=6)
Cohort 2 (Period 2-Fed) – 50 mg (n=6)
Cohort 3 – 100 mg (n=6)
Cohort 4 – 200 mg (n=6)
Cohort 5 – 100 mg BID (n=6)

Average pharmacokinetic variables

Dose	C-max ng/mL	T-max (hours)	AUC-24h (h* ng/mL)
25 mg	22.8	1.83	91.9
50 mg (fast)	49.6	1.50	176
50 mg (fed)	46.5	2.67	260
100 mg	95.7	1.33	399
200 mg	199	1.83	1000

Preliminary data

Immunic THERAPEUTICS

IMU-935: Pharmacokinetic Modeling of Multiple Dose

Prediction of multiple dose pharmacokinetics (75 mg IMU-935 BID)

Estimated accumulation factor for multiple dosing 1.22



140,00
120,00
100,00
80,00
60,00
40,00
20,00
0,00
Plasma Concentration (ng/mL)
0,00
50,00
100,00
150,00
200,00
250,00
300,00
350,00
400,00
Time (h)
IC50 IL-17, IFNγ and Th17 diff.

Immunic THERAPEUTICS

IMU-856

Restoring Intestinal Barrier Function

Concept of IMU-856: Restoring the Intestinal Barrier Function Without Impairing the Immune System

Increased bowel permeability connects the microbiome and the immune system



Normal tight junction
Leaky and Inflamed
Faulty tight junctions

Picture taken from https://vibrantblueoils.com/essential-oils-to-heal-and-seal-the-gut/

IMU-856's Target: An Epigenetic Regulator…

… influencing the tightly regulated network of genes and proteins associated with epithelial cell interaction/adhesion through its enzyme activities.


Target
Gene expression
Protein function
Protein activity
Cellular functions

IMU-856: Hypothesis of Therapeutic Approach

Compartmentalize microbiome and immune system
By strengthening the bowel barrier function

Microbiota



Influencing the microbiome

- Changes in nutrition are driving the increase in disease rates
- Diversity of microbiome is good, but data on pathogenicity of particular species is often inconsistent
- Effects of probiotics on disease have been shown (supportive)

Gut wall

Immune system



Focus on immunosuppression

- Stimulation of the immune system by the microbiome cannot be prevented
- Suppression of the secondary inflammatory process
- Usually has unintended consequences in terms of adverse event (infections, malignancies, inability to vaccinate)

IMU-856: Development Concept

Option and licensing agreement with Daiichi Sankyo, option exercised in January 2020

- Immunic obtained exclusive rights to commercialization of IMU-856 in all countries, including the United States, Europe and Japan

Finalize preclinical work H1/2020

Phase 1 study expected to start later in 2020

Phase 1 will include patient population for confirmation of pharmacodynamic activity

- Safety and pharmacokinetics in healthy volunteers (Part A – SAD, Part B – MAD)
- In Part C, patients with IBS-D and IBD will be included
- 2-sugar test performed for bowel permeability to monitor IMU-856 therapy effects

Immunic Therapeutics

Summary

Summary and Highlights

Advanced and well-balanced pipeline:
Three products in development

Shares outstanding: 14,968,340
(as of June 30, 2020)

Positive phase 2 top-line data in RRMS:
IMU-838 met all statistical endpoints and underlines favorable safety and tolerability profile

Cash and cash equivalents of USD 48.6 million
(as of June 30, 2020)

More phase 2 data read-outs ahead:
Several clinical phase 2 trials with IMU-838 expected to read-out in the next couple of months

Raised approximately USD 42.3 million in April and June 2020, substantially extending cash runway beyond important value inflection points

Thank You!



Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
Gräfelfing near Munich
Germany

Immunic Research GmbH
Weinberg Campus
Halle (Saale)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia

Immunic, Inc.

1200 Ave of the Americas, Suite 200
New York, NY 10036, USA

www.imux.com



Jessica Breu

Head of IR & Communications

Phone: +49 89 2080 477 09

Email: ir@imux.com